UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 28, 2022

ARROW FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

New York	000-12507	22-2448962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Glen Street	Glens Falls	New York	12801
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:			518	745-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $1.00 per share	AROW	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act	☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As previously announced on the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 26, 2022 by Arrow Financial Corporation (the “Company”), Edward J. Campanella, Senior Executive Vice President, Treasurer and Chief Financial Officer of the Company, resigned from all positions he holds with the Company and its subsidiaries effective September 30, 2022. On September 28, 2022, the Board of Directors of the Company appointed Thomas J. Murphy, the Company’s President and Chief Executive Officer, as interim Treasurer, Chief Financial Officer and Principal Accounting Officer of the Company, effective immediately upon Mr. Campanella’s resignation, to serve until his successor shall have been duly elected or qualified, or until his earlier resignation, removal or death. The Company is continuing its search for a permanent replacement for Mr. Campanella.
Mr. Murphy, age 63, is the President and Chief Executive Officer of the Company. He joined the Company’s subsidiary bank, Glens Falls National Bank and Trust Company ("GFNB"), in 2004 as manager of its personal trust department. He has served as President of the Company since 2012 and President of GFNB since 2011, and as Chief Executive Officer of the Company and GFNB since 2013.
Mr. Murphy is party to an employment agreement by and among Mr. Murphy, the Company and GFNB dated January 27, 2022 (the “Employment Agreement”), which is described in the Company’s Current Report on Form 8-K filed with the SEC on February 1, 2022 and the full text of which is attached thereto as Exhibit 10.1. Neither the Employment Agreement nor Mr. Murphy’s compensation has been modified as a result of his interim appointments. Mr. Murphy has not been appointed pursuant to any arrangement or understanding between himself and any other person. Since January 1, 2022, there have been no transactions, and there are no proposed transactions, to which the Company was or is a participant and in which Mr. Murphy had or will have a material interest that would require disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended. Mr. Murphy has no family relationships with any director or executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Date:	September 30, 2022	/s/ Thomas J. Murphy
Thomas J. Murphy
President and Chief Executive Officer